AMENDMENT NO. 1 TO

CONSULTING AGREEMENT

This Amendment No. 1 to Consulting Agreement (the “Amendment”) is made as of June 6, 2011, between James D. Davidson (the “Consultant”) and California Gold Corp. (the “Company”).  This Amendment amends the Consulting Agreement between the Consultant and the Company, dated as of January 28, 2011 (the “Agreement”).  Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Agreement.

1.           Amendment.  Section 4 of the Agreement is hereby amended to read in its entirety as follows:

Compensation.  In consideration of the services to be rendered by the Consultant hereunder, the Company will pay the Consultant a monthly fee of $2,000, beginning June 2011.

2.           Affirmation.  Except to the extent modified hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

CALIFORNIA GOLD CORP.

By:	/s/ James D. Davidson
Name: James D. Davidson
Title: CEO

/s/ James D. Davidson
James D. Davidson